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                                                                   EXHIBIT 10.93


                 FIRST AMENDMENT TO AIRCRAFT SALES AGREEMENT

         THIS FIRST AMENDMENT TO AIRCRAFT SALES AGREEMENT (this "Amendment"), dated as of September 19, 1996, between AMERICAN AIRLINES, INC., a Delaware corporation ("American"), and FEDERAL EXPRESS CORPORATION, a Delaware corporation ("FedEx").

                                 WITNESSETH:

         WHEREAS, American and FedEx have heretofore entered into that certain Aircraft Sales Agreement dated as of April 7, 1995 (the "Agreement"; defined terms used herein as therein defined); and

         WHEREAS, American and FedEx desire to amend and modify the terms of the Agreement as provided below;

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and pursuant to the Agreement, American and FedEx hereby agree as follows:

A.       AMENDMENTS TO THE AGREEMENT.

         1. Section 2.01 of the Agreement is amended as follows:

            The Scheduled Delivery Date for Delivery Number 3 shall be September 20, 1996 instead of October 16, 1996 and Delivery Number 4 shall be February 28, 1997 instead of February 12, 1997.

         2. Notwithstanding the provisions of Section 2.04 and the amendments to
Section 2.01 provided in the preceding paragraph 1, FedEx acknowledges and agrees that American has met and complied with the requirements of Section 2.04 regarding the timing of the designations of the Airframes and the Engines to be delivered as Delivery Numbers 3 and 4.

         3. Section 3.01 of the Agreement is amended by deleting the third sentence of Section 3.01 in its entirety and inserting the following in its place:

         Delivery of each Aircraft shall be made (i) at the option of American,
         (A) at Dallas/Fort Worth International Airport ("DFW") or TUL (as defined in Section 3.02(a)) or (B) at an airport in the State of Nevada if American so advises FedEx at least seven (7) days prior to the Scheduled Delivery Date for such Aircraft, or (ii) at such other location on FedEx's route system as American designates in



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         writing to FedEx at least ninety (90) days prior to the Scheduled
         Delivery Date and to which FedEx consents, such consent not to be unreasonably withheld.

         4. Section 3.02 of the Agreement is amended by adding and inserting "Revision 4.0, May 1994" following the word "Manual" in line 8 of Section 3.02.

         5. Section 6.01 of the Agreement is amended by deleting "sixty (60)" from line 4 of Section 6.01 and inserting "thirty (30)" in its place.

         6. Section 8.02(a) of the Agreement is amended by adding "or at TUL" in line 2 of Section 8.02(a) following the word "Nevada".

         7. Attachment 2 to Exhibit B, Aircraft Delivery Certificate, is amended by deleting Attachment 2 attached to Exhibit B in its entirety and replacing it with the attachment to this Amendment labeled "Attachment 2 to Aircraft Delivery Certificate".

         8. Exhibit D to the Agreement is amended by deleting Exhibit D (including Appendix 1 to Exhibit D) in its entirety and replacing it with the attachment to this Amendment labeled "Exhibit D" (including the Appendix 1 attached to the Exhibit D attached to this Amendment).

B.       MISCELLANEOUS.

         1. Except as expressly set forth herein, all terms and provisions contained in the Agreement shall remain unmodified and in full force and effect.

         2. This Amendment shall be governed by and construed in accordance with the internal laws of the State of New York, without regard to the laws of conflicts of the State of New York.

         4. This Amendment may be executed in several counterparts, all of which shall be deemed an original, and all such counterparts shall constitute one and the same instrument.



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         IN WITNESS WHEREOF, American and FedEx have caused this Amendment to be fully executed and delivered as of the date and year first above written.


                                            AMERICAN AIRLINES, INC.



                                            By: /s/ JEFFERY M. JACKSON
                                               ---------------------------------
                                               Jeffery M. Jackson
                                               Vice President-Corporate
                                               Development and Treasurer



         APPROVED                           FEDERAL EXPRESS CORPORATION
     AS TO LEGAL FORM

    KHS      10.04.96                       By: /s/ JAMES R. PARKER
  ---------------------                        ---------------------------------
       LEGAL DEPT.                              James R. Parker
                                                Vice President-Fleet Development
                                                & Acquisitions



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                ATTACHMENT 2 TO AIRCRAFT DELIVERY CERTIFICATE

                AIRCRAFT RECORDS AND ENGINE RECORDS DELIVERED
                           WITH DELIVERED AIRCRAFT

         The following Aircraft Records (as defined in the Agreement) were delivered with the Delivered Aircraft:

DRAWINGS/CHARTS:

1.       Fuel Distribution Chart, Compass Correction Card, Major Avionic List,
         Drawings:
         Layout Drawings, Emergency Equipment Placard Arrangement, Emergency Aisle Lighting

RECORDS

1.       Aircraft Flight Log (includes past 30 days aircraft routings)
2.       Daily History Run
3.       Heavy Maintenance Checks - History Log
4.       Deferred Items List (Damage Log and FMR)
5.       Last Bill-of-Work Prior to Delivery
6.       Report 182Y (with required certification):
                - Time-Control Components with 10,000 Hrs. or less to go and calendar
7.       Report 188Y (with required certification):
                - Time Control Components by Cycles to go
8.       Report 190Y (with required certification):
                - Airframe Time Control Components by Aircraft and Position
                - Engine Item Time Control Components by Aircraft and Position
                - Airframe Calendar Control Components by Aircraft and Position
9.       Report ET026 (with required certification):
                - Component Time Control Status by S/N of Parts
10.      Report ET049 (with required certification):
                - Component Time - Special Item by RSPAM
11. AD Summary Report with certification per attached Appendix 1, including accomplishment documents for the last action taken and stating specific method of compliance and any alternate means of compliance, if any, including FAA approval
12.      Report EC014:
                - Modification History by AD/FAR Number
13.      Report EC014:
                - Modification History by AA Job Number and cross reference
14.      Report EC015:
                - Modification History by Service Bulletin Number - Limited to
                  AD/FAR
15.      Report EC015:
                - Modification History by Service Bulletin Number



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16.      Report D065 (with required certification):
                - Engine Life Limited Parts/Life Limited Parts
17.      Report D066 (with required certification):
                - Engine Time Monitored Parts (including tags and tear-down reports)
18.      Report CML011:
                - Engine Condition Monitoring - Last Run Before Delivery (if an
                  in-service engine)
19.      Weight and Balance Report
20.      Landing Gear Records
21.      Component Shop Records (including tags and tear-down reports)
22.      APU Records
23.      Engine Records
24.      Aircraft Airframe Records
25.      Accident Report or Accident-Free Certification Letter
26.      Major Repair Records



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                                  EXHIBIT D

                   to the Aircraft Sales Agreement between
                  Federal Express Corporation ("FedEx") and
                    American Airlines, Inc. ("American")
                    Dated April 7, 1995 (the "Agreement)


                  DATA RELATING TO THE AIRCRAFT AND ENGINES
                    TO BE DELIVERED BY AMERICAN TO FEDEX
                   PURSUANT TO ARTICLE 6 OF THE AGREEMENT

Originals or copies of the following items of Data will be supplied in accordance with Section 6.02(d) on the specified medium or on microfiche, microfilm, paper, disk or any then current medium or a combination of these media, with revision updates revised as of the applicable Delivery Dates. The required certifications for Aircraft time and cycles, life-limited parts, Airworthiness Directives and hard-time components for Airframes and Engines shall be signed by a manager or higher management personnel in the Airworthiness, Quality Assurance, Quality Control or Aircraft/Powerplant Records department of American. Any required certification of any item of Data shall be in the form attached as Appendix 1 to this Exhibit D.

MANUALS:

1.       FAA Approved Aircraft Flight Manual
2.       Aircraft Maintenance Manual (Microfilm)
3.       Component Maintenance Manual
4.       Aircraft Wiring Manual (Microfilm)
5.       Aircraft Structure Repair Manual (Microfilm)
6.       Aircraft Illustrated Parts Catalog (Microfilm)
7. McDonnell Douglas MD11 Passenger Weight and Balance Manual for American Airlines
8.       Aircraft Minimum Equipment List & Configuration
9.       McDonnell Douglas Packing Sheets
10.      McDonnell Douglas Aircraft Detail Finish Specification
11.      CF6 Maintenance Manual (Microfilm-See Aircraft MM)
12.      CF6 Engine Shop Manual including any Engineering Specification Orders
13.      CF6 Illustrated Parts Catalog (Microfilm)
14.      CF6 Service Bulletin (Microfilm)
15.      Maintenance Check Manual (Microfilm)
16.      Engineering Specification Maintenance Manual
17.      AA Part Number versus Mfgr's Part Number (Fiche)
18.      Cross Reference for AA Vendor Code Numbers
19.      Engineering Change Orders (ECO) and Fleet Campaign Directives (FCO)




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DOCUMENTS:

1.       Certificate of Airworthiness (on Aircraft)
2.       Certificate of Registration (on Aircraft)
3.       Sanitary Certificate (on Aircraft)
4.       [Radio Station License (on Aircraft)]

DRAWINGS/CHARTS:

1.       Fuel Distribution Chart, Compass Correction Card, Major Avionic List,
         Drawings:
         Layout Drawings, Emergency Equipment Placard Arrangement, Emergency Aisle Lighting

RECORDS

1.       Aircraft Flight Log (includes past 30 days aircraft routings)
2.       Daily History Run
3.       Heavy Maintenance Checks - History Log
4.       Deferred Items List (Damage Log and FMR)
5.       Last Bill-of-Work Prior to Delivery
6.       Report 182Y (with required certification):
                - Time-Control Components with 10,000 Hrs. or less to go and calendar
7.       Report 188Y (with required certification):
                - Time Control Components by Cycles to go
8.       Report 190Y (with required certification):
                - Airframe Time Control Components by Aircraft and Position
                - Engine Item Time Control Components by Aircraft and Position
                - Airframe Calendar Control Components by Aircraft and Position
9.       Report ET026 (with required certification):
                - Component Time Control Status by S/N of Parts
10.      Report ET049 (with required certification):
                - Component Time - Special Item by RSPAM
11. AD Summary Report with certification per attached Appendix 1, including accomplishment documents for the last action taken and stating specific method of compliance and any alternate means of compliance, if any, including FAA approval
12.      Report EC014:
                - Modification History by AD/FAR Number
13.      Report EC014:
                - Modification History by AA Job Number and cross reference
14.      Report EC015:
                - Modification History by Service Bulletin Number - Limited to
                  AD/FAR
15.      Report EC015:
                - Modification History by Service Bulletin Number



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16.      Report D065 (with required certification):
                - Engine Life Limited Parts/Life Limited Parts
17.      Report D066 (with required certification):
                - Engine Time Monitored Parts (including tags and tear-down reports)
18.      Report CML011:
                - Engine Condition Monitoring - Last Run Before Delivery (if an
                  in-service engine)
19.      Weight and Balance Report
20.      Landing Gear Records
21.      Component Shop Records (including tags and tear-down reports)
22.      APU Records
23.      Engine Records
24.      Aircraft Airframe Records
25.      Accident Report or Accident-Free Certification Letter
26.      Major Repair Records



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                           APPENDIX 1 TO EXHIBIT D

AIRCRAFT REGISTRATION NO.
                          --------------
MANUFACTURER'S SERIAL NO.
                          -------------
DATE:                  ,
      -----------------  --------------


                                   [TITLE]

I HEREBY CERTIFY THAT THIS IS A TRUE AND ACCURATE RECORD TO THE BEST OF MY KNOWLEDGE.


--------------------------------               -------------------------------
SIGNATURE                                      DATE



--------------------------------               -------------------------------
PRINTED NAME                                   TITLE


                                                         AIR CARRIER
--------------------------------               ---------------------------------
COMPANY NAME                                   COMPANY CERTIFICATE TYPE



        AA4A025A
--------------------------------
COMPANY CERTIFICATE NUMBER



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